UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38623	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2615 St. Rose Parkway

Henderson, Nevada 89052

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change of Chief Operating Officer and President

Effective as of January 24, 2024, Paysign, Inc. (the “Company”) appointed Cosimo Cambi as Chief Operating Officer of the Company, succeeding Mr. Matt Lanford, who was appointed as Chief Payments Officer effective as of the same date. Also, effective as of January 24, 2024, the Company re-appointed Mr. Mark Newcomer as President, succeeding Mr. Lanford and thereby allowing Mr. Lanford to focus his expertise and deep experience on developing and leading the Company’s new Product and Project Management Office.

Mr. Cambi joined Paysign in 2021 as the Director of Data Science, bringing a wealth of operational and analytics experience. In 2022, he was promoted to Vice President of Operations. Prior to joining Paysign, Mr. Cambi worked at Mercalis, Inc. (formerly TrialCard Incorporated) for nine years (2012-2021), gaining invaluable experience in the patient affordability space. Starting as a Project Manager, he progressed through roles such as Service Operations Manager and Director of Service Operations. In these capacities, Mr. Cambi not only managed diverse programs but also orchestrated seamless coordination within the Service Operations Group, contributing significantly to operational scalability. His pivotal role in implementing innovative business processes and standardizing workflows fueled the successful scaling of operations. Before entering the corporate sector, Mr. Cambi served as an Officer in the United States Coast Guard as a Deck Watch Officer and Boarding Officer on the US Coast Guard Cutter Sherman, and an Admissions Officer at the United States Coast Guard Academy. Mr. Cambi holds a Bachelor of Science in Operations Research and Computer Analysis from the Coast Guard Academy, New London, CT and a Master of Professional Studies in Analytics from Northeastern University, Boston MA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: January 25, 2024	By: /s/ Mark Newcomer
Mark Newcomer, Chief Executive Officer

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